EXHIBIT J

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 2008, the following are all of the beneficial and record owners of more than five percent of each class of each Fund known to the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

____________________________

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
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		Number of	Percentage of
Fund	Address	Shares Held	Shares Held
Balanced	National Insurance Co.	962,108.05	47.02%
Class I	c/o Security Benefit Life Ins.
	IPO Box 182029
	Columbus, OH 43218

	Nationwide Variable Life	353,455.20	17.27%
	Growth Portfolio
	IPO PO Box 182029
	Columbus, OH 43218

	Nationwide Life Financial Horizons	321,932.98	15.73%
	Account 1
	IPO PO Box 182029
	Columbus, OH 43218
Small-Cap	Nationwide Life	444,282.16	29.16%
Growth	Variable Growth Portfolio
Class S	IPO PO Box 182029
	Columbus, OH 43218

	Principal Life Insurance Co	234,774.70	15.41%
	Benefit Variable Universal Life
	711 High St.
	Des Moines, IA 50392

	Nationwide Life Insurance Co	139,127.91	9.13%
	NWVLI-4
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

	Nationwide Insurance Co	128,075.70	8.40%
	NWVA9
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

		Number of	Percentage of
Fund	Address	Shares Held	Shares Held
	National Life Insurance Co	112,312.17	7.37%
	FBO Sentinel Advantage
	Attn Penny Dooley M415
	1 National Life Dr
	Montpelier, VT 05604
Growth	Nationwide Life	6,181,396.03	81.88%
Class I	Variable Growth Portfolio
	IPO PO Box 182029
	Columbus, OH 43218

	Nationwide Variable Life	898,448.23	11.90%
	Growth Portfolio
	IPO PO Box 182029
	Columbus, OH 43218
Guardian	Nationwide Life Insurance Co	3,071,305.10	56.01%
Class I	NWVA-9
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

	Nationwide Life	645,112.45	11.76%
	Variable Growth Portfolio
	IPO PO Box 182029
	Columbus, OH 43218

	Nationwide Life Insurance Co	564,707.01	10.29%
	NWVLI-4
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

	Security Benefit Life	407,382.81	7.42%
	1 SW Security Benefit Pl
	Topeka, KS 66636
Guardian	Phoenix Life Insurance Co	3,531,016.18	90.20%
Class S	31 Tech Valley Dr
	E Greenbush, NY 12061

	Phoenix Life Insurance Co	253,104.15	6.46%
	31 Tech Valley Dr
	E Greenbush, NY 12061
International	IDS Life Insurance Company	29,960,881.42	88.50%
Class S	222 AXP Financial Center
	Minneapolis MN 55474

	IDS Life Insurance Company	1,990,704.74	5.88%
	of New York
	222 AXP Financial Center
	Minneapolis MN 55474

		Number of	Percentage of
Fund	Address	Shares Held	Shares Held
Short	Nationwide Life	33,237,318.60	79.83%
Duration	Variable Growth Portfolio
Bond	IPO PO Box 182029
Class I	Columbus, OH 43218

	Nationwide Life Insurance Co	2,715,633.28	6.52%
	NWVA-9
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218
Mid Cap	Lincoln National Life Ins Co	13,409,772.38	62.74%
Growth	Wells Fargo B Share EGMDB Acct W
Class I	Attn Margaret Wallace 6H-02
	1300 South Clinton St
	Fort Wayne, IN 46802

	Nationwide Life Insurance Co	4,020,131.99	18.80%
	NWVA-4
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

	Nationwide Life Insurance Co	1,638,798.53	7.66%
	NWVA-4
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218
Mid Cap	New York Life Insurance and Annuity	2,012,340.74	82.59%
Growth	Corp (NYLIAC)
Class S	Attn Ashesh Upadhyay
	169 Lackawanna Ave
	Parsippany, NJ 07054

	Nationwide Variable Life	303,207.90	12.44%
	Growth Portfolio
	IPO PO Box 182029
	Columbus, OH 43218
Partners	Nationwide Life	10,063,443.40	32.86%
Class I	Variable Growth Portfolio
	IPO PO Box 182029
	Columbus, OH 43218

	Nationwide Life Insurance Co	6,322,400.37	20.64%
	NWVA-9
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

		Number of	Percentage of
Fund	Address	Shares Held	Shares Held
	Nationwide Life Insurance Co of the	2,086,584.72	6.81%
	America (NLICA) PMLIC-VLI
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

	Nationwide Life	1,704,251.71	5.56%
	VLI Separate Account 1
	IPO PO Box 182029
	Columbus, OH 43218
Regency	Lincoln Nation Life Insurance Co	7,274,700.30	83.72%
Class I	Wells Fargo B Share EGMDB Acct W
	Attn Margaret Wallace 6H-02
	1300 South Clinton St
	Fort Wayne, IN 46802

	Lincoln National Life Insurance Co	505,614.14	5.81%
	LN NY Choiceplus 2 Access 14L
	Attn Brad Newnum 6H-02
	1300 South Clinton St
	Fort Wayne, IN 46802
Regency	Ohio National Life Insurance Company	10,286,925.76	86.20%
Class S	For the Benefit of its Separate Accounts
	1 Financial Way
	Cincinnati, OH 45242

	Nationwide Life	898,078.96	7.52%
	Variable Growth Portfolio
	IPO PO Box 182029
	Columbus, OH 43218
Socially	Nationwide Life	2,583,233.70	47.24%
Responsive	Variable Growth Portfolio
Class I	IPO PO Box 182029
	Columbus, OH 43218

	Northwestern Mutual Life	519,771.51	9.50%
	Variable Annuity Account B
	Attn Mutual Fund Accounting
	720 E Wisconsin Ave
	Milwaukee, WI 53202

	ING Reliastar	468,977.59	8.57%
	Attn Sandy Milardo
	Funds Ops TN 41
	151 Farmington Ave
	Hartford, CT 06156

		Number of	Percentage of
Fund	Address	Shares Held	Shares Held
	Nationwide Life &	465,980.17	8.52%
	Annuity Co of America
	(NLACA) Placa-VLI
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

	Nationwide Life Insurance Co	365,303.07	6.68%
	NWVA-9
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218

	Principal Life Insurance Co	350,684.89	6.41%
	Benefit Variable Universal Life
	711 High St
	Des Moines, IA 50392
Socially	Security Benefit Life	3,756,212.55	70.38%
Responsive	Variflex Q Navisys
Class S	1 SW Security Benefit Pl
	Topeka, KS 66636

	Security Benefit Life	424,496.05	7.95%
	FBO Unbundled
	c/o Variable Annuity Dept
	1 SW Security Benefit Pl
	Topeka, KS 66636